POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VARIABLE INSURANCE TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (File Nos. 333-171479 and 811-22512), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 2012.

/s/ Dr. Bert Pariser

Dr. Bert Pariser

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF BRONX

)

Before me, a Notary Public, in and for said county and state, personally appeared Dr. Bert Pariser, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2012.

/s/ Otis Espinal

Notary Public

My commission expires 10/3/15

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VARIABLE INSURANCE TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (File Nos. 333-171479 and 811-22512), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1 day of August, 2012.

/s/ Tiberiu Weisz

Tiberiu Weisz

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF KINGS

)

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 1st day of August, 2012.

/s/Allen I. Rubenstein

Notary Public

My commission expires 4/30/2012

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, VARIABLE INSURANCE TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (File Nos. 333-171479 and 811-22512), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2 day of August, 2012.

/s/ Tobias Caldwell

Tobias Caldwell

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Tobias Caldwell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2nd day of August, 2012.

/s/ K. Suzanne Schultz

Notary Public

My commission expires 6/22/13